Exhibit 10.2

     This ASSUMPTION TO CHANGE IN CONTROL AGREEMENT is entered into effective as of January 1, 2003, by and among EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company (“EOM”); EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the “Trust”); EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation (“EOPMC”); EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (“EOP Partnership”); and MARSHA C. WILLIAMS (the “Executive”).

Recitals

     Reference is made to a certain Change in Control Agreement dated as of November 22, 2002, by and among Equity Office Properties Management Corp., a Delaware corporation, the Trust and Executive (the “Change In Control Agreement”).

Statement of Agreement

     For value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby enter into this Assumption to Change in Control Agreement providing as follows:

     1. EOM, being the current employer of Executive, does hereby expressly assume, from and after January 1, 2003 all obligations of EOPMC as Employer, set forth in the Change in Control Agreement, as if it were named therein as the Employer for the period from and after such date. In consideration for such assumption, EOPMC is hereby released from any and all future liability under or pursuant to the Change in Control

Agreement, except for its obligations as guarantor in accordance with the terms of the Change in Control Agreement, which obligations are hereby confirmed.

     2. Executive hereby consents to the foregoing.

EQUITY OFFICE MANAGEMENT, L.L.C.
By:	/s/ Stanley M. Stevens
Name:	Stanley M. Stevens
Title:	Executive Vice President

EQUITY OFFICE PROPERTIES TRUST
By:	/s/ Stanley M. Stevens
Name:	Stanley M. Stevens
Title:	Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
By:	Equity Office Properties Trust, its general partner

By:	/s/ Stanley M. Stevens
Name:	Stanley M. Stevens
Title:	Executive Vice President, Chief Legal Counsel and Secretary

EQUITY OFFICE PROPERTIES MANAGEMENT CORP.
By:	/s/ Stanley M. Stevens
Name:	Stanley M. Stevens
Its:	Vice President and Secretary

/s/ Marsha C. Williams
Marsha C. Williams
(Executive)

2